CERTIFICATE OF INCORPORATION

OF

INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY

We, the undersigned, for the purpose of forming an insurance corporation under and pursuant to the provisions of the Minnesota Statutes, Chapter 300 relating thereto, and of any amendments thereof, do hereby associate ourselves as a body corporate and do hereby adopt the following Articles of Incorporation:

ARTICLE I

The name of this corporation shall be Investors Syndicate Life Insurance and Annuity Company.

ARTICLE II

The purposes of and general nature of its business shall be:

(a) To engage in the general business of a life insurance company, and to effect all forms, types, variations and combinations of life insurance, endowment, annuity, or variable annuity contracts or policies, on a group or individual basis, for the payment of money in a single sum or in installments upon the contingencies of death, disability or survivorship. To provide in such policies or contracts, or in policies or contracts supplemental thereto, for additional benefits in the event of the death of the insured by accidental means, total and permanent disability of the insured, or specific dismemberment or disablement suffered by the insured.

(b) To engage in the general business of an accident and health insurance company, for the purpose of effecting insurance against loss or damage by the sickness, bodily injury or death by accident of the assured or his dependents, on a group or individual basis; to effect all forms, types, variations and combinations of policies or contracts of insurance providing for indemnities in the event of death, sickness or disability.

(c) To effect contracts of reinsurance or co-insurance of any in-

c

. ....

		•1					;	•

		•		..a÷it...		-	vxscATtO		.	- I

				V					S.'
				OMS					'

					'			•
		W the uadsriio.4?				tb...purpoe of for.iq a iirsc* cororatie
		U"' and pesnt t			o41IS	the Mine.ot. S÷stt.s, *ts,tet 3O re-
		let ing thr.to, and of d ssiiIniiti				he		do	.aqoc *L* ourselva-e ea
						.5.	.....
a body c•rporate en do tereby adopt the follci.ria Articies of 1.ncerpotatton
						ARTIc.EI		,

•	.	The name of this corporation shalt be Investors Syndicate Life Iracs
Or
		aJ Annu.Lty Copany.			.			. .
/						AaTIcLg It
The purposes of and general nature of ts business shaU be
			(a,) ,TO engage .n th			enera1 buines of a lLfs iflStlTAUce
14				nd toeffdc all fori, types, va,áatiorLs and co.bnatiors of -
								5— #	I
lxfs ins ,raece, erLde%enc, annuitr, or vriab1 aunuity conctac-ta
Om				or policee, on a group or indivtdual basis, fer the 5paynt of

'-S			-		single su Or in i63ta11nt* 4oc tne cozttintnc Las

				of death, diaabiUty or survi.orsnip					to provide in such 1ice
•	..		.	or ontracts, or ,iu		licies or		contracteupp1easnt&l thereto1
				.	-. ..	• r-		.
				for	1! benef(s ,h the event of the death of the inaurgcI by
	•	:	•'- • accideutal mnE, t÷tal.a÷d permanent diiabilicy of cheiuzed,

		-		or spec .fic disberen÷ r di8abL.mant suffeled by the 1naur.d.

			(b)	ro anage . .n t		generel bi iess of * acc)td.nt and health ire-
			•	trnce co÷any, for		the purpose s			•I'rI iflI1i,r.Svb'÷ £Dint •..
5
of the
:.			..	to etf.c		r,vari
•	.		-	or-cont		1Cf
4

5	of deatk

(c)19 sff

dividual or group risk underwritten by this corporation, to reinsure risks of this corporation or any part thereof with any other company or to reinsure the whole of or any portion of the risks of any other company.

(d) To effect all other contracts of insurance authorized by subdivisions (4) and (5) of Section 60.29 of Minnesota Statutes.

(e) To have one or more offices and to conduct business in this state or elsewhere.

(f) To acquire, hold and dispose of shares of stock, notes, bonds or other evidences of indebtedness or securities of any other corporation or corporations.

(g) To transact all business and to do all other things necessary or incidental to the foregoing purposes.

ARTICLE III

The duration of this corporation shall be perpetual.

ARTICLE IV

The principal place of transacting the business of this corporation shall be the City of Minneapolis, State of Minnesota.

ARTICLE V

The capital stock of this corporation shall consist of One Hundred Thousand (100,000) shares of stock with a par value of Ten Dollars ($10) per share. The amount of stated capital with which this corporation shall start business shall be One Million Dollars ($1,000,000).

ARTICLE VI

The total indebtedness of this corporation, exclusive of its liabilities for claims or policies or policy reserves, shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000).

ARTICLE VII

(1) The general management of this corporation shall be vested in a Board of Directors.

.	--
*	1-
,

4i ideul or arpup risk urdsrvrit ten byr.h, ,i-o'.o

inaure rika of th: Lorporat ion or any utt £.t.c4 wt

COUp4IP Ot to reiur the wto14i		t
;
rieka of any,,. other cos.&iy.	-	p.

(d) Lo effect all ober c0%1tr q	f insurance ahor	b

divisions (4) and (Tf 3ection 6O.9 of Mi..ota Ste

(e)To ha.v one or more bffice g and to couduct bus n",& .in this

•			- •	State or e1sewher.			--
				-		-	- I -

L(f) £oacqu1râ, hotd and. dispose df shares of sty..k. note.,
		•		•evidenceso	of indebtednes, or		cjt-itie. of a y ot

NZ	I			por&tIofl or cppiratios

1			(h) to transact Qll bus therss and to dq .l1 othr ings nceas*ry ot incidezital o the forego ing purposes'
'1.
•-iTCLE [II
					A,'	r	A
The duratioa of thLsca÷iart aball e perpetual
,
The princip1 p1aoecf tranaaing heusutess of this à÷porattor iMI
	-J	be the City of iiinn.*o1Ls, 'State of )(ineota
					-	-	-P
					ARVCI V		4

9The C3lta1 tock of th.i corporation shall cobsit of One uada4

Tousand (100,030) shares of stk,fthe3ar v1ue of Ta*t tol1uTr2($

The amount of stated capital with which bi* corporatiori 3h51

' *

UALiness httl be One 4iLli÷n Dollars (1,0(i,.OQ0)

MncLzvr

41 U. corporst LIF

I	-.	-

j-.

(4GOO).

) Thiadre4f

ob4U be		a
c-
- '= _1._ .I-• .	- . -, .	- . . .
*•- .-	*	-
t_
jgv-

(2) The names and post office addresses of the members of the first Board of Directors are respectively as follows:

Joseph M. Fitzsimmons	800 Investors Building Minneapolis 2, Minnesota
John W. McCartin	800 Investors Building Minneapolis 2, Minnesota
Virgil C. Sullivan	800 Investors Building Minneapolis 2, Minnesota
A. Edward Archibald	800 Investors Building Minneapolis 2, Minnesota
Harold E. Miller, M.D.	1531 Medical Arts Building Minneapolis 2, Minnesota

Said named Directors shall serve as such until the first annual meeting of the shareholders of the corporation and until their successors have been duly elected and qualified.

ARTICLE VIII

The Board of Directors of this corporation shall have full power and authority to make and adopt By-Laws for the government of this corporation and its affairs as they may deem advisable or necessary and as shall not be inconsistent with the provisions of these Articles. The By-Laws may be amended or altered by the shareholders at any regular or special meeting called therefor.

ARTICLE IX

These Articles of Incorporation may be amended by the affirmative vote of the holders of a majority of the voting power of the capital stock.

ARTICLE X

The first meeting of the corporation shall be a meeting of the incorporators and of subscribers to the capital stock of the corporation. Three days' written notice of such meeting shall be given unless there is a written waiver of notice.

.r;•	.	"Ol d,	•:	:•		•!r	•'.	ITRAW

Ik.•		.			. ..	. -,..	. . .	. - , s.	.
•r- •		'			I	' .	.. •	. . .	. - . . '	. .	.
•	.	4...
oar4 of D ir.ctorè are r.. p.c tr.y		AA

	I		...

'? 4i	Jotui U PCarcin	Zin$t.fj.

VT	Viri1 C. Su11iVki /	sc.o9•
		•',	. -
	.....			-
	'. dverd Arch iad	aO Lsv..,jWt4		-	-
r•_•
	'arold k. HiL1er M D	' 1531 it	ttIjI11÷tD1
		Hinn*poljus	1ni.o4-
	•	•-	.	,.
	S.ad na.ed DirecLta ahall serve	fttet is!	A	atLn4

of the abr.oLd.rs of the coiporscoi and until their ucc$a1oa hat.b.i &ly
elect .4.1	qua liJisd.
'..RTICL.VIII

-

• .

-'

-

nN

-

The &ard o U.recLor of this corporatioa snail have full pol'er acid
•	authority tomake eid&dopc by.Laa for the governt of 1 thIs corporat ion abd						-
- - • its affairs as tfh4 may deem advisable ornecasary and as shall not be ncan- • •							•i.

	•	I-	• •.-.••	•--
	• : ais ten uich the/provisirzs of these A1xtic)es. • he y-Lai#s				y be auJ!c-
					,...	1.•...•.
	-. • altered by the hareho1dersat an' regular or special a.tth call					trifo.
			ARTICLIX	.	-

	Fhesq Aric1es'f I		porstio	be andedbychs gitvvocm
ot the kolders c;: a pjovity of the voting posr of the capi!al stock
	S		M.rIcLE			L•,	-

The f.rat meetIn 0 of t 1 e c.orpQracion shall bs a ..ti of cs incg*jrpr.
	and of suDacribers to the capital s-oc of tne corpor.con.				Ths-st 4iys irritIir
-	notice of suenaeein shall be ien unless			t.a vttc.o S7÷ o oeic,

:.

h.

ARTICLE XI

The names and post office addresses of the incorporators are as follows:

Lloyd J. Muehlberg	800 Investors Building Minneapolis 2, Minnesota
Joseph F. Grinnell	800 Investors Building Minneapolis 2, Minnesota
Edward M. Burke	800 Investors Building Minneapolis 2, Minnesota

IN TESTIMONY WHEREOF we have set our hands this 23rd day of July, 1957.

IN PRESENCE OF:

[signature] M. Foild — [signature] Lloyd J. Muehlberg

[signature] D. Fairchild — [signature] Joseph F. Grinnell

[signature] Edward M. Burke

State of Minnesota)
)SS.
County of Hennepin)

On this 23rd day of July, 1957, before me, a Notary Public, personally appeared Lloyd J. Muehlberg, Joseph F. Grinnell, and Edward M. Burke, to me known to be the persons named in and who executed the foregoing instrument, and they acknowledged to me that they executed the same as their free act and deed and for the uses and purposes therein expressed.

[signature]

HELEN M. BOCHNAK
Notary Public, Hennepin County, Minn.
My Commission Expires Nov. 12, 1958

HELEN M. BOCHNAK
Notary Public, Hennepin County, Minn.
My Commission Expires Nov. 12, 1958

APPROVAL OF COMMISSIONER OF INSURANCE

The foregoing Certificate of Incorporation of Investors Syndicate Life Insurance and Annuity Company is hereby approved this [illegible] day of July, 1957.

[signature]

Commissioner of Insurance
State of Minnesota

Ism

..I he a* end:pot office 4rai4 t hs Lo.CQCI a

h1b.t

Jaw 1 P Grinn118(A, Zv tor. I1 top

V									V
.1/		1.		V.
			V	.
	V							7
/
		We rd M Burke				OO Irr.1tors
La 2, 1t1.M4*
4Vr
				. .:..\.			VV.
	-•	•. .. ...				V
i
Z
	/					4* ,f-
V	..N	ve..haveiae. ou handa..h					1y	V	.
	V:::V::?/.VV:.	.•,. •J		T-:-. (

±		VV: %:.V V.' V		..:.
•[	VVV --::.				V/V	.	.
	Sy	JI/ r				' /3'-

, State oE Utesaa)
)S
	Cpuny o hnnepin)				.:V	-
V

	o ts 23 day of Ju1		s		a Nota	ps4Uy
	hppesred Uoyd,J.. bIek1berg, Joaeph F GtthneLl 1,				Edard- )L Surke, to
J	known to ,. ba-the pe ons named i an* who executed he o*in i truant 1, aod

tJier ackoui.edecio me tlia: tey axcted the SAM a thr free ac and and ' fortbe'ise and purae therein e,cpressed
(1 -
0	-		..	-.	I4IIZN .L &thINAk
	.Si			Notazy itc; ent			UI '
	- V .		ti1' 12	Co4iaen xprU NV			19
		Lmr - L			.
		o c$Zo		oy	____ .' -
			. -.		-	._

The ftn c*rVdtC*t-e orE Inotptati.o*-f IV•

V

'I.

-V V

--..

1:-. •

- tr1,

- V

Mv

1-1 AINZ

Walm

J-16, 180

DEPARTMENT OF COMMERCE
INSURANCE DIVISION
SAINT PAUL, MINN.
PAID
JUL 24 1957
COMMISSIONER OF INSURANCE
By 1297 [illegible]

STATE OF MINNESOTA
DEPARTMENT OF STATE

I hereby certify that the within instrument was filed for record in this office on the 29 day of July A.D. 1957, at 2:30 o'clock P.M., and was duly recorded in Book J-16 of Incorporations, on page 180

Joseph L. Donovan [signature]
Secretary of State

7- .

- - -

7—

.-
4	c2, jO

V

Ofica
co""	i4 *47			- J 'rM.4y !&iI 1u
4M wz"	..			f1eprpo(,÷ pS

			+4	Sra,y uEth	f

V
	-. V V -	V
:-	VV -	-	!1.V!..

zr

*

. V

nill

'

-V. -

V

			I			V
V	V- --	-..-VVVVVV		-	:	-
f)
			%			.
		I	• 1VVV		V.:..VVVV	,:VV
					-	—
V
		'---'V		•:-	V
V	-
		P	a		/

F

V					':VV.-V... .VVVVV -----V
-:.	.-.-	.	V	VVVVV•VV..

lo

-V

V

.

/

.1

VVV.V.;::V.fi

D-11,445

Certificate of Amendment
of
Certificate of Incorporation
of
Investors Syndicate Life Insurance and Annuity Company

We, JOHN W. McCARTIN, Vice President, and T. L. KENEALY, Assistant Secretary of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY, a corporation existing under the laws of the State of Minnesota, do hereby certify over the seal of said Corporation as follows:

1. That the Certificate of Incorporation of said Corporation has been amended as follows:

> By striking out the whole of "Article II (a)" thereof as it now exists and inserting in lieu and instead thereof a new "Article II (a)" as follows:
>
> "To engage in the general business of a life insurance company, and to effect all forms, types, variations and combinations of life insurance, endowment or annuity contracts or policies, on a group or individual basis, for the payment of money in a single sum or in installments upon the contingencies of death, disability or survivorship. To provide in such policies or contracts supplemental thereto, for additional benefits in the event of the death of the insured by accidental means, total and permanent disability of the insured, or specific dismemberment or disablement suffered by the insured."

2. That such amendment has been duly adopted in accordance with the provisions of section 300.45 of the Minnesota General Corporations Laws at a regular meeting of the stockholders on April 22, 1959.

John W. McCartin

T. L. Kenealy

State of Minnesota)
} SS
County of Hennepin)

BE IT REMEMBERED, that on this 22nd day of April, 1959, personally

a

•	•	...

-.V1

V

a

V

3

V

•

V V

V

		Cett		' j
		Ii:1' :4			Ufo

	rV11C.% cr		:t
w, jo:i W. ycI:i, Vic e					L.	'kL,	V5t

		:i::		17.k		i:ir c. }Y, r.
				c. ;. •••		.V:
c:rtt!7 O'	2 5(V3.	sii. Cc'cri'.i0 ...
1. TC		•	C :,:7c-1			s.1 C:—:r"''.

:-,5 r..- :		&.
ri
	•						V
	To '•-•		- :i •:,':'			lif e
	E to ,'te: aL			'-T-'3 YL. JVV3 3:- :&.r.C'3 of
	IiSO-		.it		arzJt: c::ttZ.
					r-	_---_-.-.	z.:r.y
	3	_V_7	.'L- :
		.-		tiiL'	-.	. :.': ..

		'•i-;	c	:rvi::--'--p.			Lr	V
r IMAticral
		or co	i:t
				t- •	:		by
••VV,
		•V__ •VV''LV		V:	'r.:..-		3

surciv
IN YYT^7-w				t"Is CO.
							Lri,	t
f .		to		uL.

V
•
V
V:Vty'	-V'P;V
	r?--	V V			t _--.-i•i,

I

D-11 446

came before me, H. G. O'Loughlin, a Notary Public in and for the County and State aforesaid, duly commissioned and sworn to take acknowledgements or proofs of deeds, JOHN W. McCARTIN, Vice President, and T. L. KENEALY, Assistant Secretary of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY, a Minnesota corporation described in the foregoing Certificate, known to me personally to be such and they acknowledged said Certificate to be their act and deed and made on behalf of said Corporation; that the signatures on said Certificate are theirs; and that the seal affixed to said Certificate is the corporate seal of said Corporation.

H. G. O'Loughlin

H. J. O'LOUGHLIN
Notary Public, Hennepin County, Minn.
My Commission Expires April 8, 1962.

Approval of Commissioner of Insurance

The foregoing Certificate of Amendment of the Certificate of Incorporation of Investors Syndicate Life Insurance and Annuity Company is hereby approved this 27th day of April, 1959.

Cyrus E. Magnusson aon
Commissioner of Insurance
State of Minnesota

STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within instrument was filed for record in this office on the 27 day of April A.D. 19 59 at 4:15 o'clock P. M. and was duly recorded in Book D-11 of Incorporations, on page 446

Joseph L. Donovan

- 2 -

t1*,

7 77

LI

I—V —

) LYi?Y :::'!, a hir-.--
cr'		1.Th11y t b'	' PJ.11 t'.7

•y •	t	- -i
t			-._
t	t o		cf '-
1
ftp÷C?l1 of		Lm—sur
fcr.; f'	fjylt.' of	of	C rt^U ic ats Cf TrLc1
	LUi	::I' IJ	.-Cy
reyrI,l' tt	day c
-			ct i1IC--
r-11

k --'-

-		,
	-(•	-

:t

MIR

Nov-

-

5-3?, 22

IN WITNESS WHEREOF, we have executed this Certificate and caused the seal of the Corporation to be hereunto affixed this 14th day of February, 1972.

Carl A. Haase

Dean B. Carlson

State of Minnesota)
) SS
County of Hennepin)

BE IT REMEMBERED, that on this 14th day of February, 1972, personally came before me, Richard E. O'Brien, a Notary Public in and for the County and State aforesaid, duly commissioned and sworn to take acknowledgments of proofs of deeds, CARL A. HAASE, President and DEAN B. CARLSON, Secretary of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY, a Minnesota corporation described in the foregoing Certificate, known to me personally to be such and they acknowledge said Certificate to be their act and deed and made on behalf -

- 2 -

-- --

•	c-: •-'---	:_ -

4*

i-

4

£

:+	C	+-.t	-+	+
++L	'.			++

		+		-+-- +-
4	4+_) + I	•++		1

I'

I

;

+	*1*- --;
+	++,	I	-4

B-38, 26

Notary Public
Hennepin County, Minnesota

(Notarial Seal)

My Commission Expires September 24, 1976.

Approval of Commissioner of Insurance

The foregoing Certificate of Amendment of the Certificate of Incorporation of Investors Syndicate Life Insurance and Annuity Company is hereby approved this 16 day of February, 1972.

Commissioner of Insurance
State of Minnesota

STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within instrument was filed for record in this office on the 25 day of [illegible] A.D. 19 72 at [illegible] o'clock [illegible] and was duly recorded in Book B-38 of Incorporations, on page 324
Secretary of State

*

-		-		i'-
			-t	-
•	-	!		'k

of fell Co?perato;th&t	-*[d Crt i f Lci* ire
I	C cfès- Ii t
tt-g i-*d t*t ttA zo3 t affixid -		i rate+

-z1 f said CFoC

Ifl+ 'i 71JO7, I have	.o	y 'J i i+d s&1 Of
cfct e day and yei r •forsitd.	+	-

Kok j

ri+th county,

061&++

$y Cttn apiros Septtaber, 24, 19,76.

T (tl&ctr* Cekttfic*te atof tha Carttftc*t of+

+ I	-	- Ir*eorpor*tto at I stars yadiet tiEs nsuranC4 st		Cc>1iy
		i b.by spc*raie&thts .	of Fbu+sry t972. - -	-1
				-

vyyo

fcf

:

_ _ _PV #1

X-19, 56

Certificate of Amendment

of

Certificate of Incorporation

of

Investors Syndicate Life
Insurance and Annuity Company

We, A. E. ARCHIBALD, Executive Vice President, and T. L. KENEALY, Assistant Secretary of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY, a corporation existing under the laws of the State of Minnesota, do hereby certify over the seal of said Corporation as follows:

1. That the Certificate of Incorporation of said Corporation has been amended as follows;

By striking out the whole of clause (d) of Article II thereof as it now exists and inserting in lieu and instead thereof a new clause (d) as follows:

"(d) To effect all other contracts of insurance authorized by clauses (4) and (5) (a) of subdivision 1 of Section 60.29 of Minnesota Statutes."

and

By striking out the first sentence of Article VIII thereof as it now exists and inserting in lieu and instead thereof a new sentence as follows:

"The first Board of Directors of this Corporation shall have full power and authority to make and alopt By-Laws for the government of this Corporation and its affairs as they may deem advisable or necessary and as shall not be inconsistent with the provisions of these Articles."

2. That such amendment has been duly adopted in accordance with the provisions of Section 300.45 of the Minnesota General Corporation Laws at a special meeting of the stockholders held on August 29, 1960.

X-/5

•	-	Crtjtjate of 1t
5
		of	• S

-certificate. of 1COtiOfl

S.

or

2yestore 8y.1te Life

!re M5!ci7 Ccp7

Adopted in aceordoe vith the

- Spvoe of section 300.5 of the eote Geer1 C rpQration t.cve.

• S	Ve, A. 1. A7EAID, ctIre Vice	ert, and	--
C

L.IALY, A iat.ant Seretazy or rVt(3 ST DICAT2 L17 flSUR- T. A Ajmif7Y CQ4PAiT,a corperation eXfttln5in4er the 1va of the

			of				Lo bt/	Yfy	-i or said			tion
					S		•
									5
			•	1.	: ''		the Certificate of Incor		tiov of s1d Corpor•
		-

					beZ Cfldd as toUava
				BY &trI rc Out t vtole of clatc (d) of /ti U
				thero		as it OY ecLete shi Ing e,— I rl ,'-; n lieu az					-.
				atee4 thereof e cev clause (d) es foiovs:
							To effect all other contracts of Ineure.era eu . - -
		-				.	thorized by clausei (e end (5) (a) of ecibdivi-
							ato 1 of Section 60.29 of Minnesota, Ststvtec
						S		•S			5

								and
			- By str1kin ot the first sentence of Artc1÷ VIII there -
		-		of as It no•I exists and inserting in eu:and Instead-
	-			thereof e OCV centeooe as fo1lov					- -

•	5				-		fitat e:i of Diro A tc-		of this Oorporation -
	-	-					Li have full t-wer s.., -u		to eale and
							By-lava for the S go1 erz		of this Corporation
•			-
					- ecl Its affair as they say Uem adJab1e-or àeoee
-	S	•				ry and is ee1l not be inconsistent vttb the pro.						S
				•		viatons of tlmete Articles."			S	5	•	-
		S
- -_		-		21		That auto anot has been duty adopted. lu accord-

ance vith tL prO--laloos cr$eotton 330,15 of toe i

-

• - -	General Cerporatica LSvc at , a seoiel zx-etinZ of the a",,--.- •	S

bold, ers be1con August 29, 196D.

__

C-1

X-19. 51

IN WITNESS WHEREOF, we have executed this Certificate and caused the seal of the Corporation to be hereunto affixed this 8th day of September, 1960.

A. E. Archibald (signature)
A. E. Archibald Executive Vice President

T. L. Kenealy (signature)
T. L. Kenealy Assistant Secretary

State of Minnesota)
} SS
County of Hennepin)

BE IT REMEMBERED, that on this 8th day of September, 1960 personally came before me, H. J. O'Loughlin, a Notary Public in and for the County and State aforesaid, duly commissioned and sworn to take acknowledgments or proofs of deeds, A. E. ARCHIBALD, Executive Vice President, and T. L. KENEALY, Assistant Secretary of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY, a Minnesota Corporation described in the foregoing Certificate, known to me personally to be such, and they acknowledged that they executed said Certificate as their free act and deed on behalf of said Corporation; that the signatures on said Certificate are theirs; and that the seal affixed to said Certificate is the corporate seal of said Corporation.

H. J. O'Loughlin (signature)

E. J. O'LOUGHLIN
Notary Public, Hennepin County, Minn.
My Commission Expires April 6, 1962.

- 2 -

A
I:
. the		-j
th	r S t*Ae:

I

ly

LS

,: '-:. •

t

tr fr-- _-:-

8

-

t-_cis

2

4	•	S	It
		S	--'- 4	_S

S			•._S,__S•, -	- -
		5,	5

L

S-&4

X-19, 52

Approval of Commissioner of Insurance

The foregoing Certificate of Amendment of the Certificate of Incorporation of Investors Syndicate Life Insurance and Annuity Company is hereby approved this 13th day of September, 1960

Cyrus E. Magnuson
Commissioner of Insurance aoa
State of Minnesota

STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within instrument was filed for record in this office on the 19 day of Sept A.D. 19 60 at 10 o'clock a.M. and was duly recorded in Book X-19 of Incorporations on page 50

Joseph L. Donovan
Secretary of State

FILED
INDEXED
NO. FILED
DOC. CHECKED

- 3 -

-:	- .--

ac

		* -
		i: 52
1L		1
f<-r * - rf!te c	t	ft*-
L± r	L" --	A.

A

sr\T; 01

			-	-

I-!
	-	,-	-

	/	••fc		--
•	••

	A		4,			,
			• •'-			-•
:			,L	-	•-. :-	:
					,•.j•	4
			•
						t-r
	L .		• -	4, •	• 44	*
						'
4-	4/	*	4*1	•' -	-
		•-

ft•.

*	-	-	-

Insurance Division

B 25, 24

Certificate of Amendment

of

Certificate of Incorporation

of

Investors Syndicate Life

Insurance and Annuity Company

Adopted in accordance with the provisions of section 300.65 of the Minnesota General Corporation Laws.

We, CARL A. BAASE, President, and DEAN [illegible]. CARLSON, Secretary of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY, a corporation existing under the laws of the State of Minnesota, do hereby certify over the seal of said Corporation that at a special meeting of the stockholders called for that purpose, held at the principal office of the company in the City of Minneapolis, County of Hennepin and State of Minnesota, on February 9, 1971 at 10:00 a.m. the following resolution amending the Certificate of Incorporation of said Corporation was duly adopted by all of the stockholders of said corporation present in person or by proxy:

> "BE IT RESOLVED that ARTICLE V of the Certificate of Incorporation of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY is hereby amended to be and read as follows:
>
> ARTICLE V
>
> The capital stock of this Corporation shall consist of One Hundred Thousand (100,000) shares of stock with a par value of Eleven Dollars ($11.00) per share. The amount of stated capital of this Corporation shall be One Million One Hundred Thousand Dollars ($1,100,000).

							.:				I

								-	24
					A-					"-
-"
				--	i	-
Ctiffcati_f
			-		of
j'-it$tr
			x-s	_
•	-	-	Ad ptti to						-
			PTO,;	Crer1					--
'ttn-eo
		, CL A. BLASE, FreL			te3	t. Cf		tcr.tery of -
		W!STOS ST'ICAT! Lt FE			A17			icrp	IO
		ext L	of the Stite of ro				o hr.by certify
		over the seal of sth-Cr*r*ttott--t*t *e				pcttt retth. of the
		tkhoieri cal1ed'tr tbitp poee te1f t					priootl Qffttc
J		of the CO.c.J	t- Ctty Of 4troapott, Cc				f henoeto er4 State

		of Mirect,on			at	OOO192		a.m.
rebrusry 9-
• -		the jolttn reiolution ardtr,Z tb Cvitiftcatz of I orporttr Of -
i&aid Corporatlon was duly adopted by 'all 'of the teckholdeT3 of said

		cortton presentA ln person or by proxy:							•	S	1-4

IT .fSOLVED tbzt ART1CLf V of t-e Ct,rttficite-:
		•	of ioco rattot nToSSDICAflUTE						-.
t		I5U?A$C ANDAtt1JW( COt2Ai ii beebv z*o<ra to							-
		be io-' ritii o1•Iova						•

5.
		•	c*tta1 stâctof this Coo						•:-. -		-'
			of Ot R ref TboI--				1c).00O)

		s*.t of ,toclvtth i par					:-ot	f
			ze (1LcO) or			--
			itf *ptal of th		Corcor		c' 'll he
0-. tf1lo- C.rr Th-
S		•			S		•	•'	S

- S-

¶' :qi

[illegible]

Carl A. Hanse

Dean F. Carlson

State of Minnesota)
) ss
County of Hennepin)

BE IT REMEMBERED, that on this 15th day of February, 1971, personally came before me, [illegible], a Notary Public in and for the County and State aforesaid, duly commissioned and sworn to take acknowledgments of deeds et cetera, CARL A. HANSE, President and DEAN F. CARLSON, Secretary of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY, a Minnesota corporation described in the foregoing Certificate, known to me personally to be such and they acknowledge said Certificate to be their act and deed and made on behalf

-r

Ii.d by 1 -	- -
11(IT5 WM7	s. .,4tbt Ctr ictt* * c4uU
tL. 4 .&1-c41 tb	t( tt ofLx-d bt 4t'tt
at	-. , 1972
rl-A SAM to
				Itl(o		0

$tltl : 6f-.-
Nil			--	-		--
County of ,cinaptn)

				4-	-4

+				:j

112 pfrLo.alty e*. btforI			4JIP+	'O IrLen		*
!.,tar7 Pub1t	s	fart C	.r4 $tit4 Afar utd dily t ^l i*Sloned
	*	IL-
to to		lid	pros e f			CA )I A AAS1.

#nd",MAAI .%ri

CAEof1iSTOU 1TDiCATt LIII

kSUILANC An AtTFtY OcPc?+Y* tk**c. c+ct-por&toa ISb4d La *		•+
fax.otc4 C.rtU(t+at. 4 k, *÷ - p.riaiLy o . i+xb *d
icr1r* iatd CVrttttcut t4[(+ ar14e.I	b*1f
4.
e

[illegible]

Notary Public
Hennepin County, Minnesota

(Notarial Seal)

My Commission Expires September [illegible], 197[illegible].

__Approval of Commissioner of Insurance__

The foregoing Certificate of Amendment of the Certificate of Incorporation of Investors Syndicate Life Insurance and Annuity Company is hereby approved this 16 day of February, 1972.

Commissioner of Insurance
State of Minnesota

STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within instrument was filed for record in this office on the [illegible] day of [illegible] A.D. 19 72 at [illegible] o'clock [illegible] M., and was duly recorded in Book [illegible] of Incorporations, on page [illegible]
Secretary of State

[illegible] FILED
[illegible]

-

• - • •	•	•
%•-		-

of id C TIttà÷ that th. oo .iH ,÷rUfL4. *

tb.tr, ani tbj t* setl •fiLId t..Ld÷.rc1 ft c't. t.b. corporaa stzi of iaUCororItod

t

5

I1$ ; .&v. ktQ bs Id of - •

offic.. tb. 4ay •al e.r.fot.s-at

-; -	••	-		-
- -			- .pto
)so
My C,itisI,a !x÷tt.s .pubsr 4, 1916.					•
	ppta'1 of Cii.00r of tcru-tan÷t					- -
Tb. fox.cto C.rttftcat of &*tr.m a t of t* C.rtitttsts of -
IncorpoTattc of 10v4,tozI SD4tit Lif. Insursncs md .AoLtCpay -
ii r.by .pprovuâ tbtm-____/		day of Tibr-v.ay .1972. - -		•	- -	• -
STAIEOFINN OT		1	comma lAlQd&'v of Lucr*nce
r	y j{T oc tlTE -	-. -	: Sct.of Kinnffots4Z
:--
	fiod (v					/
Qn 016.	21				'
kM

Original in Insurance Division

J-40, 54

Certificate of Amendment
of
Certificate of Incorporation
of
Investors Syndicate Life
Insurance and Annuity Company

We, CARL A. HAASE, President, and DEAN B. CARLSON, Secretary of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY, a corporation existing under the laws of the State of Minnesota, do hereby certify over the seal of said Corporation that at a special meeting of the stockholders called for that purpose, held at the principal office of the company in the City of Minneapolis, County of Hennepin and State of Minnesota, on February 13, 1973 at 10:30 a.m. the following resolution amending the Certificate of Incorporation of said Corporation was duly adopted by all of the stockholders of said corporation present in person or by proxy:

"BE IT RESOLVED that ARTICLE I of the Certificate of Incorporation of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY is hereby amended to be and read as follows:

ARTICLE I

"The name of this Corporation shall be IDS Life Insurance Company.

Ct

Ccrt f^l Ct

---rT

MOWS s

of

mt fE

tn•

:J

I

LO

C Of Oe

t

'me MY		tj C
a x, me

JJ
Saw ralz
At t o	of s od	crp	pr

t
iMUED W t AUJ US
to t
1c: at

J-40, 55

"BE IT FURTHER RESOLVED that the President and Secretary of this company be, and they hereby are, authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation, embracing the foregoing resolution, and to cause such certificate to be filed, recorded and published in the manner required by law, so as to effectively change the name of this corporation on April 2, 1973."

Carl A. Haase
Carl A. Haase

Dean B. Carlson
Dean B. Carlson

State of Minnesota } SS
County of Hennepin }

BE IT REMEMBERED, that on this 1st day of March, 1973, personally came before me, Richard J. O'Brien, a Notary Public in and for the County and State aforesaid, duly commissioned and sworn to take acknowledgements of proofs of deeds, CARL A. HAASE, President and DEAN B. CARLSON, Secretary of INVESTORS SYNDICATE LIFE INSURANCE AND ANNUITY COMPANY, a Minnesota corporation described in the foregoing Certificate, known to me personally to be such and they acknowledge said

2

*

8f IT flRKEP P1t tat the presi&t			c(etr of
rated
this csr te, ard tfey		rey.are, auh
to	en eCr 4)eea
	el of ti	tO. baC1r t	for-,
orporat
to "use ch ertflctt0 be ffled,

recorded and b1Shed in th manner required by hw so as to effectivel y change the we of tbs rporatiOfl on

Aprfl 2 93		-
ecuted this certificate and caused
the sa1 of the Corp rtQfl t	e	fed tHs itdi of

1973

elf

Carlson

**

State of fflnneota)

County of HenaP1n

at IT pRCD, that on

day of

T913 personall y cane before RichardJ. rien. ilotary ubic in nd for the County and State afoesa1d dUTY coss1oned*ad Sworn to

f)take acr ad erents f proofs of deeds. CARL A. 1AA5 P idrnt and r

CSG1

cretary of IS1OS SThD1CATEL

*

- -

C AMY a Hinne5OtOratiOn described in t : eoi Certificate, known tone personall y to be such and they, acned9es

2

•

I

J-40, 56

Richard V. O'Brien
Notary Public
Hennepin County, Minnesota

(Notarial Seal)

My Commission Expires September 24, 1976.

Approval of Commissioner of Insurance

The foregoing Certificate of Amendment of the Certificate of Incorporation of Investors Syndicate Life Insurance and Annuity Company is hereby approved this 6 day of March, 1973.

Berton W. Heaton
Commissioner of Insurance
State of Minnesota

STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within instrument was filed for record in this office on the 7 day of March A.D. 1973 at 8 o'clock A.M., and was duly recorded in Book J-40 of Incorporations, on page 57
Arlen I. Erdahl
Secretary of State

3

Tlil^

h

.1

)

C1t to be tir ac t a rid deed and .sdeOn behal f ofseId orpreton;

that the sinetures on SaCI CeTtf1ate are theirs; ani that the seal affix,ed to s aid Certifiete is the corporate seal of said Corporation.

•I t(- WITHESk WHE RE OF, i have.bereunto set eiy iand and seat of office

the aay and year		aforesaid..	.	.
in 'esotaCountyMinn
(ota) Seal)				•.
My	Expires
Approval of ComissDrFer of Insurance
The foreqoihq Certificate of krnent of the Certificate of:
ccororation of investors $ynd1ce Life Insurance and Mrwlty COOPChY
is hereby approved this jjjday			of_L_LJ	-
Ct1sflener of it's
STATE OF MINNESOTA			of-Minnesota

	PARTteT CF STME		••
I	r-tj ce.	tte
nstrurnnn w		P
'
A- I
Otfr*	c-
•	Sry d Siete		:
•

t

It

................

"ORIGINAL"

118-AA

0-64, 126

W , JOSEPH R. PICKERING, President, and RICHARD J. O'BRIEN, Secretary of IDS LIFE INSURANCE COMPANY, a corporation existing under the laws of the State of Minnesota, do hereby certify over the seal of said Corporation that at a special meeting of the stockholders called for that purpose, held at the principal office of the company in the City of Minneapolis, County of Hennepin and State of Minnesota, on February 11, 1981 at 10:20 a.m. the following resolution amending the Certificate of Incorporation of said Corporation was duly adopted by all of the stockholders of said Corporation present in person or by proxy:

393199

ARTICLE VI

'The total indebtedness of this Corporation, exclusive of its liabilities for claims or policies or policy reserves, shall not exceed Fifty Million Dollars ($50,000,000.00).

Joseph R. Pickering

Joseph R. Pickering

Richard J. O'Brien

Richard J. O'Brien

I// f-il A

L,,rt,th,.it,I.iiL			/ 'l#...()
0
In t,-.rLin.. 'ttIi t,u
,° .II,cin of jet Ion I(Ij.I,5 of the
	Htiia,t.,i rVilvial	Leo I.iiws
JOiIII R. PIcKtIiI:IG, iuIdut, and I(ICIIARD J. 011K1P.N, Secretary (if
IlLS LIFE*Il I SUfNC	IL,LY, c.rpo 'i ti on uXilattilit under the laws Ut the ',late tit tucno in • do hereby i'.rL ify over the a,nI tf said ter1jri&tioii LhaL at a
1iu La! rnu.t tug ot	a LOclioldu r called for that pirpese, held at tie princ Lpal

o ffice at the et ny to the City of titttutplta, CtoLy of Hennepin and Stt if HIuit • ioii, on F4iruat y IL, 1981 at I0 20 a.m. the following resolution ivauitdiii'. the Curt Ificatu of Incorporation of itaid Corporation was duly adopted by aU of the btuckIluIdurb of said Corporation present in person or b y proxyt

"BE IT I1IS0LVE1J that ARTICLE VI of the Certificate of Incorporation of IDS LIFE INSURAACE C0tPANY i.e hereby amended to be and rend as follows!

ARTIcLI: VI

TIiu total indebtedness of this (orpurntion, exclusive of its liabilities for claims or policies or policy reserves, r.al1 not exceed Fifty Million Dollars ($50,CCO,000.00).

"HE IT FURThER RS0LVED that the President and Secretary of thi company be, and they hereby tire, authorized an directed to make, execute and acknowledge a certificate under the corporate seat of this corporation, embracing the foregoing resolution, and to cause such certificate to be Filed, recorded and published in the manner required by law, cc as 41. effectively change the limit. on the company's total indebtedness to $50.000,000.00. exclusive of Liabilities for claims or policies or potic: resur'eo.

IN WIrLESS WIICILEOF, we have executed this Certificate and cat. ed the seal

of the Corporation to be hereunto affixed this	'dny of	ci	1981.
< Joeph R. Pickering			1

Rich rd J. O'Brien

,

. . ........ .- .

gtg1r

J

0-54,127

State of Minnesota
) ss
County of Hennepin )

WILLIAM A. STOLTZMANN
NOTARY PUBLIC - MINNESOTA
HENNEPIN COUNTY
My Commission Expires Feb. 6, 1987

William A. Stoltzmann
Notary Public
Hennepin County, Minnesota

(Notarial Seal)

Approval of Commissioner of Insurance

The foregoing Certificate of Amendment of the Certificate of Incorporation of IDS LIFE INSURANCE COMPANY is hereby approved this 17th day of February, 1981.

Michael D. Markman
Commissioner of Insurance
State of Minnesota

2

	Itup I	I
IW	it ''lFMiFR::,, t		on O'k /Zjy'If	)//_I.(,L, 1981 • purun4 I 1)'
'ic,.- CWI)		m A. s.I tuui, u 1;uLury I'tl,ltt )n and for the L'uui;ty and
			,uij ,worn to	ku ziekuiu':!u,lmtiflt of proofs
of	JI i'iI K. )!cK)1tIUG, I'iIduiit and ItICHAIW 1. 0 KRIIN, i tttiry 'f

IDS t.i IF ,l:;uitA:)cE CO.M1'A j A unwsutal corpurul tu,, duo •lbud in the forepinii Cr till t., kutuvit i, tw persona Ayy Lu be such and they akutuv1 udut said

(.rtI( t.utu to b. iIuutC act and deed and nudu on helu,lt' ol u.tid Corporation; thm the ijutatiucua on uitd CertificaLe are thutro; and that the ucal affixed to said Curthflc.itn It. the corporate meal of said Corporation.

IU)1TKSS WIIERCCIF, I have huutuunto sot my hand n:td seat of office thu day and year uI,iruuuald.

Ku .iryiubllc

i N 4VIN COUNTY i Htnnepn County, Minuucantu

i.j___tJI f. 13L.___-

(Kota:iat 1ea1)

juvaof Commissioner of Insurance

The foreguinE COItLfitULC of Amendment of thu Certlflcjute of Inc or ration of IDS LIFE INSURANCE COMPAM( L hereby approved thie/iay of

1981.

( Cuummirsioner 01

•

State of MLnnouota

0-54 428

STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within instrument was filed for record in this office on the 24 day of Feb. A. D. 1981, at 4:30 o'clock P M., and was duly recorded in Book 0-54 of Incorporations, on page 426

Joan Anderson Growe
Secretary of State

3M SAFETY

a- 428

STAlE OF MIIJNESOTA

D1'AiTl.pj or STATE

cty that the will

lrr1ument WIS filed Ir ICCO(d in t

01ilifi,'f.y A. D. iu,

anti W$ UuJy	in

Ot lmorporj)jivf,j. on

/6?4.

Scccr.ry of State

-.

-

......l,'..

- .

- -	-- --
j IIIAMTJ	.A MAUJIW

f YTftJQ3

• ,.'•., ""4.1	W
S

I

LI I ..............	-	-. -

"ORIGINAL"

118-AA

T65 78

"BE IT RESOLVED that ARTICLE V of the Certificate of Incorporation of IDS Life Insurance Co. is hereby amended to be and read as follows:

ARTICLE V

The capital stock of this Corporation shall consist of One Hundred Thousand (100,000) shares of stock with a par value of Thirty Dollars ($30.00) per share. The amount of stated capital of this Corporation shall be Three Million Dollars ($3,000,000).

867433 877365

I

S

of

/11'- ,:j•

765 Th

Certificate of Amendment

of -

Certificate of Incorporation

of

IDS Life _iflAuTanOO(jP!

Adopted in accordance with the pr.vIelons of section 300.45 of the Minnesota Oanovil Corporation Luie,

We, James A. Mitchell, President, and Utcharil O'Brien.

Secretary, of IDS Life Insurance Company, a corporation existing under the laws of the State or Minnesota, do hereby •u1tify over the seat of said Corporation by action of unanimous consent in writing,

signed at the principal otftcc of the company in thu city of

Minneapolis. County of Hennepin and State of Mtnnuaota, on

October is	• j	at	QhO following rusoltton amoiidlng the

Certificate of Incorporation of acid Corporation was duly adopted by the sole shareholder ci saidcorporation:

"Dli IT RESOLVED that ARTICLE V of thu Certificate at lncorporatjcn of IDS life Insuranc Cu. is hereby

amoi.dcd to be and read as follows:

ARTICLE V

The capital stock of this Corporation s),aIl consist

of One Hundred Thousord (100.000) shares of stock with a par value uf Thirty Dollars ($30.00) pr share. The amount of stated capital of this Corporation shall be Three Milton Dollars ($3,000,000).

S

S

S

•

U-

S

S

S

S

S

S

II

1.

S

I

I

S	.

vI

BE IT FIJRTItIR RISOIt'F.i' that the President and

Secretory of this company bn, and they hereby are, authorized end directed to make, e400ute and acknowledge a oertiticuti tinder the corporHto soul of this corporation, embracing the foregoing resolution, and to cause such certificate to be filed, recorded and published In the manlier required by law."

IN WITNESS WIJEREO7, we have e.ecutod this Certificate and

caused the seal4,f the corporation to be hereunto offlxad this 18th day of October, 081.

#---Y t-Ava"--

/ James A. Mitctiefl -

lUohard J. O'Brien

State of Minnesota)

) 88

County of Hennepin)

SB IT REMEMBERED, that on this 18th day of Octoor, 1088,

pe:sonaiiy coma before me, Paul D. Bobby, a Notary Public in ant for the County and State aforesaid, duly commissioned and sworn to tab'

uciknowledgumente of proofs of deeds, James A. Mitchell, President and Richard J. O'Brien. Secretary of WS Life Insurance Company, a

Minnesota corporation described in the foregoing Certificate, known to me pereonolly to be such and they acknowledge said Certificate to be their act and deed and made on behalf of said

S

S

I

S

T 65 80

Paul D. Sabby
Notary Public
Hennepin County, Minnesota

(Notarial Seal)

PAUL D. SABBY
NOTARY PUBLIC - MINNESOTA
HENNEPIN COUNTY
My Commission Expires Oct. 27, 1990

My Commission Expires ____________, 19___.

Approval of Commissioner of Commerce

The foregoing Certificate of Amendment of the Certificate of Incorporation of IDS Life Insurance Company is hereby approved this 31st day of October, 1985.

Michael A. Hatch
Michael A. Hatch
Commissioner of Commerce
State of Minnesota

STATE OF MINNESOTA

Department of State

I hereby certify that the within instrument was filed for record in this office on the 4th day of December A.D. 1985 at 4:30 o'clock P.M. and was duly recorded in Book T-65 of Incorporations, on Page 78.

Joan Anderson Growe
Secretary of State
by Timothy M. Haws, Dep.

II

I

S

I	.

Corporation; that the bInetul'os on said CertUtuute are theirs; o nd that the soui affixed to said Certificate is the curporate s elal of said

Corporation.

IN WITNESS WIIEREOP, I have hereunto wI my hand and Real of ufflee the day and your aforesaid.

NIALiV Public
	All	unn	in County. Mid-Rota
(Notarla) Seal)	W1*7Y rJsUC MiN1stO1A
$UUMNUNW
	th Cola	town Oot V. 19%	. tO.
My Commission Expire""

rovnl of Commissioner of Commerce

The foregoing Certificate oV A!ntmdlnoflt of the Cortlt'toato of

•lncorPorapn of IDS Life nyrytce Company Is horehy approved this

3 /	day of	tt'fA. 19)1.
		1jp Michaul Affata
•		£7	ommlsaIonor of Commero ............
			State ci Minnesota
	STATE OF MINNESOTA
	Department of State
	I hereby eertlfr that the within instrument was filed for record
•	In this ouilee on the	day t	pchr A.D, 1005 oW

Oo'clock _f.M. and was duly recorded In Book of lncorporatlofls. on Po.ge

L1 g AlhIJdl

Beero ayr of Stn(

f.

11)^

I

I

SS

STATE OF MINNESOTA
DEPARTMENT OF STATE

I hereby certify that the within instrument was filed for record in this office on the 4th day of Dec A. D. 19 75, at 11:30 o'clock P M., and was duly recorded in Book T-65 of Incorporations, on page 78

Joan Anderson Growe
Secretary of State

T 65 81

S

S

S

STATE OF MINNESOTA		165 .1
DEPARTMENT or $TATE
I heieby cutfy vat lbs wftbIi
nt,uPflsflt was f4 for record In this
office ontne4	dayof-
A. 0. 19	toclocK M

2L. and was dul.' reccded In Book________

of tncoqcrctons, on P÷bO_______

S

S

$ff/ 4Ar/ J:4 ..'..

Secret,,,,.

•	•i

•-.--•-

I

I

I

S

SS

"Ot!() Iflci 1..

Certificate of Amendment

of

Certificate of Xncoreoration

of

109 Life Insurance Comnany

Adopted in accordance with the provisions of section 300.45 of the Minnesota General Corporation Laws.

W•, James A. Mitchell, President and Richard J. O'Brien, Secretary, of 10$ Life Insurance Company, a corporation existing under the laws of the State of Minnesota, do hereby certify over the. seal of said Corporation that the following resolution amending the Certificate of Incorporation of said Corporation was duly adopted by the solo shareholder of said corporation by an action in writing, signed in the city of Minneapolis, County of Hennepin and State of Minnesota, on July 14, 1987

RESOLVED, that the Articles of Incorporation of the Corporation are hereby amended by deleting Article VI in its e'tirety and renumbering each succeeding Article seriatim.

IN WITNESS WHEREOF, we have executed this Certificate and caused the seal of the corporation to be hereunto affixed this

15th day of	July	, 1987.

I

el r o

C., a.

mes A. Mitchell

VJid/Szh

Richard J. O'Brien

State of Minnesota)

55

County of Hennepin)

BE IT REMEMBERED, that on this Jc,4s, day of

1987, personally came before me, Nancy R. Anderson, a Notary Public in and for the County and State aforesaid, duly commissioned and sworn to take acknowledgements of proofs of

S

S

I

0

2620

NANCY R. ANDERSON
NOTARY PUBLIC—MINNESOTA
HENNEPIN COUNTY
My Commission Expires Nov. 17, 1992

Nancy R. Anderson
Notary Public
Hennepin County, Minnesota

(Notarial Seal)

My Commission Expires November 17, 1992.

The foregoing Certificate of Amendment of the Certificate of Incorporation is hereby approved this 10th day of August, 1987.

James G. Miller
Deputy Commissioner of Commerce

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
AUG 18 1987
Joan Anderson Growe
Secretary of State

S

I

S •

S

deeds, Jams'A. Mitchell, President and Richard J. O'Brien, Secretary of 11)8 Life Ihaurance Company, Minnesota

• •,. cirporatien described in the foregoing.Certificats, known to me pcx.enl.ty to be such and theyacknowledge said-Certificate to be .their aotnfld deed and madO on behalf of said Corporation,

•that the signatures on said Certificate are theirs; and that the meal affixed to said Certificate is the corporate meal of said Corporation.

IN WITNESS WHEREOF, I have hereunto eat my hand and meal of of1ice the day and year aforesaid.

	A%VOVVWAOVOOVW~ AMP
	iIRieue—susmo1A		___________________
	Home MM		0	Public
.Commomt*NNS. 17,152			Hennepin County, Minnesota
F	NNL_I

(Notarial Seal)
My Commission Expires "			/,7'	194.

The forego i ng Certificate of ieendment				tificate of Incorporation
Is hereby approved this		day of		1987.

T

Depuame Conxiss1oner of Commerce

ML.

AM, 18 tqi

C

C

I

S

(I

I

((tM

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

IDS LIFE lII$URANCE COMPANY

Adopted In accordance with the provisions of Section 300.45

of the Minnesota General Corporation Laws.

We, Richard W. Ming, President, and William A. Stoltzmann, Secretary, of IDS Life Insurance Company, a corporation i'xlsting under the laws of the State of Minnesota, do hereby certify over the seal of said Corporation that the following resolution amending the Certificate of Incorporation of said Corporation was duly. adopted by the sole stockholder or said Corporation by an action In writing, signed in the City of Minneapolis, County of Hennepin and State of Minnesota on November_o 1905:

RESOLVED, That American Express Financial Corporation, the sole stockholder of IDS Life insurance Company, consenta to the amendment of the Certificate of incorporation of IDS Ufa insurance Company by adding a new Article XI thereof to read as follows:

ARTICLE XI

No director shall be personally Uiblti to the Corporation or its shareholder for monetary damages for breath of duty as a director, except (a) for any breach of the director's duty of loyalty to the Corperallon or Its ahaieh.tder, (b) for acts or omissions not in good faith or that involve Intentional miaccnduct or a knowing violation of law, (c) for any liability of directors for crlminril penalties under Section

300.64of Minnesota General Corporation Laws; (d) fOr any transaction from which the director derived an Improper personal benefit; o e) far any act or omission occurring prior to the date when this provision In the certificate becomes effective.

IN WITNESS WHEREOF, we have executed this Certificate and caused the seal of the Corporation to be hereunto affixed this ai' day of November, 1995.

RIcHarkiW.Kii g

William A. Stitzmann

U

F

I

4175

STATE OF MINNESOTA )
)
COUNTY OF HENNEPIN)

MARY JO OLSON
NOTARY PUBLIC-MINNESOTA
HENNEPIN COUNTY
My Commission Expires Jan. 31, 2000

Mary Jo Olson
Notary Public

The foregoing Certificate of Amendment of the Certificate of Incorporation is hereby approved this 12th day of December, 1995.

(Name) Patrick L. Nelson

Acting Commissioner of Commerce
(Title)

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
DEC 15 1995

Secretary of State

U

C

-., 4175

STATE OF MINNESOTA)

COUNTY OF HENNEPIN)

BE IT REMEMBERED, that on thlse day of November, 1996, personally appeared before me, Mary J0 Olson, a Notary Public In and for the County and State aforesaid, Richard W. Ming, President, and William A. Stoitmenn, Secretary, of IDS Life

Insurance Company, a Minnesota corporation described In the foregoing Certificate, known to me personally to be such and they acknowledge said Certificate to be their act and deed and made on behalf of said Corpoi elton; that the signatures on said Certificate are theirs; and the seal affixed to said Certlficrite Is the corporate seal of said Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid,

la"W	NO7	02M
MMKIWASIMM
MEN:

I

I

The foregoing C÷rcate of Amendment of the Certificate of incorporation is hereby approved this /..,L day of _Dacambr

(Name) Patrick L. Nelson.

nf tnrerce

STA1OFMIN9

DEPARTMEW OF

FILED

DEC i. l995

SwdWY Of

S

I

S

S

-.---	.- .--

4Jt- CJ'J

JHODIIIJIII

19097700003

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

IDS LIFE INSURANCE COMPANY

Adopted in accordance with the provisions of Section 300.45

of the Minnesota General Corporation Laws.

We, Timothy V. Bechtold, President, and Thomas R. Moore, Secretary, of IDS Life Insurance Company, a corporation existing under the laws of the State of Minnesota, do hereby certify over the seal of said Corporation that the following resolution amending the Certificate of Incorporation of said Corporation was duly adopted by the sole stockholder of said Corporation by an action in writing, signed in the City of Minneapolis, County of Hennepin, on April 15, 2006:

RESOLVED, that Ameriprise Financial, Inc., the sole shareholder of IDS Life Insurance Company, consents to the amendment of the Certificate of Incorporation of IDS Life Insurance Company by striking Article I of the Certificate of Incorporation of IDS Life Insurance Company in its entirety, and replacing it with a new Article I to read as follows:

ARTICLE I

The name of this Corporation shall be RiverSource Life Insurance Company.

FURTHER RESOLVED, that the amendment of the Certificate of Incorporation of IDS Life Insurance Company shall become effective at 11:59 P.M., Central Time, on the 31St day of December, 2006.

IN WITNESS WHEREOF, we have executed this Certificate and caused the seal of the Corporation to be hereunto affixed this 15th day of April, 2006, the amendment stated herein to be effective at 11:59 P.M., Central Time, on the 31st day of December, 2006.

IDS LIFE INSURANCE COMPANY
3 •$	By_____________
Timothy V. Bechtold, President
• .
AELT:	-
R. Moore, S
Page 1 of

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

Lisa B. Larson
Notary Public

My Commission Expires:

Jan 31, 2010

LISA B LARSON
Notary Public
Minnesota
My Commission Expires January 31, 2010

DEPARTMENT OF COMMERCE APPROVAL

The foregoing Certificate of Amendment of the Certificate of Incorporation is hereby approved this 22 day of June, 2006.

Signature

Name: Kevin M. Murphy

Title: Deputy Commissioner

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED

JUN 23 2006

Secretary of State

Page 2 of 2

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

I, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this 15 th day of April, 2006, personally appeared before me Timothy V. Bechtold and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of IDS Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

Notary" Public

My Commission Expires:

LISA S LARSON
ij	IY Public
Qt	flflesota
J3I,2J

DEPARTMENT OF COMMERCE APPROVAL

The foregoing Certificate	Amendment of the Cc	ate of Incorporation is hereby
approved this )V day of	,2006.

Signature

Name:	41 mw,y
Title:	'61u

STATE QF MINNESOTA

DEPAJqUff OF STATE

FILED

JUN 23 2006

Zowrtwlll

IIIIIllIllI

19511630003

ARTICLES OF MERGER

OF IDS LIFE INSURANCE COMPANY

AND

AMERICAN PARTNERS LIFE INSURANCE COMPANY

Pursuant to Minnesota Statutes Ann. § 60A.16, and Arizona Revised Statutes § 20-731 and § 10-1101 et seq., IDS Life Insurance Company ("IDS Life"), a Minnesota corporation, and American Partners Life Insurance Company ("APL"), an Arizona corporation, hereby execute the following Articles of Merger.

ARTICLE I.

Attached as Exhibit I and incorporated herein by reference is the Agreement and Plan of Merger (the "Plan") of IDS Life and APL. The respective Boards of Directors of IDS Life and APL each adopted the Plan on February 14, 2006.

ARTICLE II.

The respective sole shareholder of each of IDS Life and APL adopted the Plan on February 14, 2006, with Ameriprise Financial, Inc., being the sole shareholder of IDS Life, casting 100,000 votes, the number of all of the issued and outstanding shares of IDS Life, in support of the Plan and zero votes against the Plan; and with IDS Life, being the sole shareholder of APL, casting 25,000 votes, the number of all of the issued and outstanding shares of APL, in support of the Plan and zero votes against the Plan.

ARTICLE HI.

IDS Life, the surviving corporation under the Plan, maintains its principal place of business at 227 AXP Financial Center, Minneapolis, Minnesota 55474. The statutory agent of

IDS Life is CT Corporation System, 401 Second Avenue South, Suite 454, Minneapolis, Minnesota 55401.

/

ARTICLE IV.

The Plan and performance of its terms are duly authorized by all action required by the laws of the States of Minnesota (including, without limitation, Minnesota Statutes Ann. § 60A.16) and Arizona and by the Articles of Incorporation of IDS Life and APL.

ARTICLE V.

Provided these Articles of Merger shall have been approved and filed as required by applicable law, these Articles of Merger and the merger described in the Plan shall become effective at 11:59 P.M., Central Time, on the 3IS day of December, 2006.

Dated as of this 17th day of March, 2006.

[Signature pages follow]

Page 2of4

[IDS Life Signature Page]

IDS LIFE INSURANCE COMPANY

By: 5

Timothy V. Bechtold, President

ATTEST:

Thomas R.Moore, Secretary

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

I, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this day of i'i\cx,r0J —.. , 2006, personally appeared before me Timothy V. Bechtold and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of IDS Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

Notary Public

My Commission Expires:

3), ?v tO	Notary Public
LISA B LARSON
Minnesota
	commNsw EX	Jemtulary3l.2010	t
[I— MY — — — — -

[APL Signature Page]

AMERICAN PARTNERS LIFE INSURANCE COMPANY

By: [signature]
Gumer C. Alvero, President

ATTEST:

[signature]
Thomas R. Moore, Secretary

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

[signature: Lisa B. Larson]
Notary Public

My Commission Expires:

Jan 31, 2010

LISA B LARSON
Notary Public
Minnesota
My Commission Expires January 31, 2010

940389.3

Page 4 of 4

[APL Signature Page]

AMERICAN PARTNERS LIFE

INSURANCE COMPANY

By: £L

4_._.

Gumer C. Alvero, President

ATTEST:

omas .Moore, Secretary

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

1, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this I1" day of i4trCJ-. , 2006, personally appeared before me Gumer C. Alvero and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of American Partners Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

Notary Public

My Commission Expires:

c1M\ L)

940389.3

LIS:A B LARSON

Minnesota

321

I -.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is entered into as of the 17th day of March, 2006, by and between IDS Life Insurance Company, a Minnesota life insurance corporation with its home office located at 227 AXP Financial Center, Minneapolis, Minnesota 55474 (hereinafter sometimes referred to as "IDS Life" or the "Surviving Corporation"), and American Partners Life Insurance Company, an Arizona life insurance corporation with its home office located at 3225 North Central Avenue, Phoenix, Arizona 85012 (hereinafter sometimes referred to as "APL") (said life insurance corporations being hereinafter sometimes collectively referred to as the "Constituent Corporations").

RECITALS

A.IDS Life is a corporation duly organized, existing and in good standing under the laws of the State of Minnesota, having been originally incorporated on August 7, 1957, and has on the date hereof an authorized capital of 100,000 shares of common stock at $30.00 par value per share, of which 100,000 shares are issued and outstanding, all of which shares are owned legally and beneficially by Ameriprise Financial, Inc. (hereinafter referred to as "Ameriprise").

B.APL is a corporation duly organized, existing and in good standing under the laws of the State of Arizona, having been originally incorporated on December 7, 1981, and has on the date hereof an authorized capital of 30,000 shares of common stock at $100.00 par value per share, of which 25,000 shares are issued and outstanding, all of which shares are owned legally and beneficially by IDS Life.

C. The Boards of Directors and the sole shareholders of the respective Constituent Corporations deem it advisable and in the best interest of said corporations that APL be merged into IDS Life as provided herein and have approved this Agreement.

In consideration of the premises and the agreements herein contained, the parties hereto, in accordance with the applicable provisions of the laws of the States of Minnesota and Arizona, do hereby agree as follows;

1.Merger. APL shall be merged with and into IDS Life pursuant to the laws of the states of Minnesota and Arizona (the "Merger"). On and after the effective date of the Merger:

a.IDS Life shall be the Surviving Corporation and shall continue to exist as a

Idomestic stock life insurance company under the laws of the State of Minnesota. As the Surviving Corporation, IDS Life shall possess all the rights, privileges and franchises of each of the Constituent Corporations so merged, except that the Surviving Corporation shall not thereby acquire authority to engage in any insurance business or exercise any right which an insurance corporation may not be formed under the laws of the State of Minnesota to engage in or exercise. All the property, real, personal, and mixed of each of the Constituent Corporations, and all debts due on whatever account to any of them, including without limitation subscriptions for shares, premiums on existing policies, and all other choses in action belonging to either of the Constituent Corporations, shall be taken and be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. In particular, without limiting the foregoing, each Separate Account duly established by each of the Constituent Corporations prior to the effective date of the Merger shall, on and after the effective date of the Merger, be a duly established Separate Account of the Surviving Corporation as though it had been originally established by the Surviving Corporation. The Surviving Corporation shall be responsible for all the liabilities and obligations of each of the Constituent Corporations so merged in the same manner and to the same extent as if such Surviving Corporation had itself incurred the same or contracted therefor; but the rights of the creditors of any of the Constituent Corporations, or of any persons dealing with such Constituent Corporations, shall not be impaired by the Merger, and any claim existing or action or proceeding pending by or against any of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be proceeded against or substituted in APL's place. No liens upon the property of the Constituent Corporations so merged shall be impaired by the Merger, but such liens shall be limited to the property upon which they were liens immediately prior to the effective time of the Merger.

b. APL as a Constituent Corporation, pursuant to the Arizona Insurance Code and the Minnesota Insurance Code, shall cease to exist, and its property and obligations shall become the property and obligations of IDS Life as the Surviving Corporation.

2.Name and State of Domicile of Surviving Corporation. Simultaneously with the effectiveness of the Merger, the Articles of Incorporation of the Surviving Corporation shall be amended to change the name of the Surviving Corporation to "RiverSource Life Insurance Company" and the state of domicile shall remain the state of Minnesota.

3.Articles of Incorporation; Bylaws. The Articles of Incorporation of IDS Life and the Bylaws of IDS Life, in effect on the effective date of the Merger and each as amended to reflect the Surviving Corporation's name change to "RiverSource Life Insurance Company," shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

4.Directors. The members of the Board of Directors of IDS Life in office on the effective date of the Merger shall be the members of the Board of Directors of the Surviving Corporation

until their successors are duly elected and qualified under the Bylaws of the Surviving Corporation.

5.Officers. The officers of IDS Life in office on the effective date of the Merger shall be the officers of the Surviving Corporation until their successors are duly elected and qualified under the Bylaws of the Surviving Corporation,

6.Corporate Acts and Plans. All corporate acts, plans, policies, resolutions, approvals and authorizations of the shareholders, Board of Directors, committees elected or appointed by the Board of Directors, officer and agents of APL, which were valid and effective immediately prior to the effective date of the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approval, and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to APL.

7.Shares of Surviving Corporation. Each share of the common stock of IDS Life issued and outstanding on the effective date of the Merger shall thereupon, without further action, be one share of the common stock of the Surviving Corporation, without the issuance or exchange of new shares or share certificates, and no additional shares of the Surviving Corporation shall be issued in connection with the Merger.

8.Cancellation of APL Shares. All of the common stock of APL issued and outstanding immediately prior to the effective date of the Merger, such shares being owned in their entirety by IDS Life, and all rights in respect thereof, shall be cancelled forthwith on the effective date of the Merger, and the certificates representing such shares shall be surrendered and cancelled, and no shares of the Surviving Corporation shall be issued in lieu thereof.

9.Approvals. To the extent necessary and not previously obtained, this Agreement shall be submitted for adoption or approval to (1) the sole shareholder of APL, (2) the sole shareholder of

IDS Life, (3) the Minnesota Commissioner of Commerce, (4) the Insurance Director for the State of Arizona, and (5) the insurance regulatory authorities of other states, if any, which may require such submission. If and when all such required adoptions and approvals are obtained, the officers of each of the Constituent Corporations shall, and are hereby authorized and directed to, perform all such further acts, and execute and deliver to the proper authorities for filing all documents, as may be necessary or proper to render the Merger effective.

10.Abandonment of Agreement. Notwithstanding any of the provisions of this Agreement, the Board of Directors of IDS Life, at any time before or after approval by the sole shareholder of either or both Constituent Corporations and prior to the effective date of the Merger herein contemplated, and for any reason it may deem sufficient and, proper, shall have the power and authority to abandon and refrain from making effective the contemplated Merger as set forth herein; in which case this Agreement shall thereby be cancelled and become null and void.

11.Choice of Laws. This Agreement shall be construed and interpreted in accordance with, and governed by, the laws of the State of Minnesota and, as applicable, the laws of the State of Arizona as the same affect the Merger.

12.Amendment. Anything in this Agreement or elsewhere to the contrary notwithstanding, to the extent permitted by law this Agreement may be amended, supplemented, or interpreted at any time by action taken by the respective Boards of Directors of the Constituent Companies, and, in the case of an interpretation, the actions of such Boards of Directors shall be binding.

13.Expenses. The Surviving Corporation shall pay all expenses of the parties incurred in connection with the Merger.

14.Execution and Delivery of Necessary Instruments. From time to time as and when requested by the Surviving Corporation or by its successors or assigns, APL shall execute and deliver or cause to be executed and delivered all such other instruments and shall take or cause to be taken all such further or other actions as the Surviving Corporation, or its successors or assigns, may deem necessary or desirable in order to vest and confirm to the Surviving Corporation and its successors and assigns, title to and possession of all the property, rights, privileges, powers and franchises referred to herein and to otherwise carry out the intent and purpose of this Agreement. From time to time, as and when it deems necessary, the Surviving Corporation shall execute and deliver or cause to be executed and delivered all such other instruments, and shall take or cause to be taken all such further or other actions, as are necessary or desirable in order to assume or otherwise comply with the outstanding debts, duties or other obligations of APL.

15.Effective Date and Time. The effective date and time for the Merger contemplated herein shall be at 11:59 P.M., Central Time, on December 31, 2006.

[Signature page follows]

IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement to be executed in their corporate names by their respective officers as of the date set forth first above.

IDS LIFE INSURANCE COMPANY

By: Timothj V. Bechtold, President

ATTEST:

,d,

I

Thomas R. Moore, Secretary

AMERICAN PARTNERS LIFE

INSURANCE COMPANY

By:h. t.(s

Gumer C. Alvero, President

Thomas R. Moore, Secredy

The foregoing Articles of Merger of American Partners Life Insurance Company into IDS Life Insurance Company, (to be renamed RiverSource Life Ins ance Company on

December 31, 2006), are hereby approved this 2-5' day of , 2006. The effective date of the Merger is December 31, 2006, as provided i the rticles of Merger.

By:

Kevin M)4urphy

Deputy Commissioner

Minnesota Department of

Page 7of8	I

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

I, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this Lday of(Y1..'t.L , 2006, personally appeared before me Timothy V. Bechtold and Thomas R. Moore, who, being by me first duly sworn, declared that they are the. President and Secretary, respectively, of IDS Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

Notary Public

My Commission Expires:

USA B LARSON
V.q-t 31 )-Qib	Notary Public
Minnesota
my Comms8Ion E÷res January 31, 2010

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

I, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this jruay of yVlp.iCA-. , 2006, personally appeared before me Gumer C. Alvero and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of American Partners Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

Notary Public
My Commission Expires:
31	oio	EAft LISA B LARSON
		ilTt	Notary Public

Minnesota

MyCatrmSSlOfl Enyfrea Jiafy 31,2010

940382.3

STATE OF MINNESOTA

DEPAR2S STATE

JUL 31 2006

Secretary of State

I t^*	IVIIIII
19511630004

ARTICLES OF MERGER

OF IDS LIFE INSURANCE COMPANY

AND

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

Pursuant to Minnesota Statutes Ann. § 60A.16, and Annotated Indiana Code § 27-1-9-1

et seq., IDS Life Insurance Company ("IDS Life"), a Minnesota corporation, and American Enterprise Life Insurance Company ("AEL"), an Indiana corporation, hereby execute the following Articles of Merger.

ARTICLE I.

Attached as Exhibit 1 and incorporated herein by reference is the Agreement and Plan of Merger (the 'Plan") of IDS Life and AEL. The respective Boards of Directors of IDS Life and AEL each initially adopted the Plan on February 14, 2006.

ARTICLE II.

The respective sole shareholder of each of IDS Life and AEL adopted the Plan on February 14, 2006, with Ameriprise Financial, Inc., being the sole shareholder of IDS Life, casting 100,000 votes, the number of all of the issued and outstanding shares of IDS Life, in support of the Plan and zero votes against the Plan; and with IDS Life, being the sole shareholder of AEL, casting 20,000 votes, the number of all of the issued and outstanding shares of AEL, in support of the Plan and zero votes against the Plan.

ARTICLE III.

Pursuant to Annotated Indiana Code § 27-1-9-3(e), the respective Boards of Directors of IDS Life and AEL each re-approved the Plan on March 17, 2006.

- -

ARTICLE IV.

The Plan and performance of its terms are duly authorized by all action required by the laws of the States of Minnesota (including, without limitation, Minnesota Statutes Ann. § 60A. 16) and Indiana and by the Articles of Incorporation of IDS Life and AEL.

ARTICLE V.

Provided these Articles of Merger shall have been approved and filed as required by applicable law, these Articles of Merger and the merger described in the Plan shall become effective at 11:59 P.M., Central Time, on the 31St day of December, 2006.

Dated as of this 17th day of March, 2006.

[Signature pages follow]

[IDS Life Signature Page]

IDS LIFE INSURANCE COMPANY

By: _[signature]_
Timothy V. Bechtold, President

ATTEST:

[signature]
Thomas R. Moore, Secretary

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

[signature: Lisa B. Larson]
Notary Public

My Commission Expires:

Jan 31, 2010

LISA B LARSON
Notary Public
Minnesota
My Commission Expires January 31, 2010

Page 3 of 4

[IDS Life Signature Page]

IDS LIFE INSURANCE COMPANY

By:

Timothy V Bechtold, President

ATTEST:

Thomas R. Moore, cr'

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

I, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this day of Wp.yC,J-_ _, 2006, personally appeared before me Timothy V. Bechtold and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of IDS Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

Notary Public
My Commission Expires:
311	Of	Notary
3LISR1

Minnesota ÷9pIreSJBt1VWY31.2O

II

[AEL Signature Page]

AMERICAN ENTERPRISE LIFE

INSURANCE COMPANY

By:-

Gumer C. Alvero, President

ATTEST:

omas R. Moore,ecre^:^^S6

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

I, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this VT' day of r4..,-C4---- , 2006, personally appeared before me Gumer C. Alvero and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of American Enterprise Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

\ w

My Commission Expires:

.

Notary Public

LISA B LARSON

31,A Notary Public

Minnesota

CommOfl Expifes ianuxly 31,2010

936739.4

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is entered into as of the 17th day of March, 2006, by and between IDS Life Insurance Company, a Minnesota life insurance corporation with its home office located at 227 AXP Financial Center, Minneapolis, Minnesota 55474 (hereinafter sometimes referred to as "IDS Life" or the "Surviving Corporation"), and American Enterprise Life Insurance Company, an Indiana life insurance corporation with its home office located at 1000 Capital Center S., 201 N. Illinois, Indianapolis, Indiana 46204 (hereinafter sometimes referred to as "AEL") (said life insurance corporations being hereinafter sometimes collectively referred to as the "Constituent Corporations").

RECITALS

A.IDS Life is a corporation duly organized, existing and in good standing under the laws of the State of Minnesota, having been originally incorporated on August 7, 1957, and has on the date hereof an authorized capital of 100,000 shares of common stock at $30.00 par value per share, of which 100,000 shares are issued and outstanding, all of which shares are owned legally and beneficially by Ameriprise Financial, Inc. (hereinafter referred to as "Ameriprise").

B.AEL is a corporation duly organized, existing and in good standing under the laws of the State of Indiana, having been originally incorporated on November 18, 1981, and has on the date hereof an authorized capital of 100,000 shares of common stock at $150.00 par value per share, of which 20,000 shares are issued and outstanding, all of which shares are owned legally and beneficially by IDS Life.

C. The Boards of Directors and the sole shareholders of the respective Constituent Corporations deem it advisable and in the best interest of said corporations that AEL be merged into IDS Life as provided herein and have approved this Agreement.

In consideration of the premises and the agreements herein contained, the parties hereto, in accordance with the applicable provisions of the laws of the States of Minnesota and Indiana, do hereby agree as follows:

1.i4crger. AEL shall be merged with and into IDS Life pursuant to the laws of the states of Minnesota and Indiana (the "Merger"). On and after the effective date of the Merger:

a.IDS Life shall be the Surviving Corporation and shall Continue to exist as a domestic stock life insurance company under the laws of the State of Minnesota. As the Surviving Corporation, IDS Life shall possess all the rights, privileges and franchises of each of the Constituent Corporations so merged, except that the Surviving Corporation shall not thereby acquire authority to engage in any insurance business or exercise any right which an insurance corporation may not be formed under the laws of the State of Minnesota to engage in or exercise. All the property, real, personal, and mixed of each of the Constituent Corporations, and all debts due on whatever account to any of them, including without limitation subscriptions for shares, premiums on existing policies, and all other choses in action belonging to either of the Constituent Corporations, shall be taken and be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. In particular, without limiting the foregoing, each Separate . Account duly established by each of the Constituent Corporations prior to the effective date of the Merger shall, on and after the effective date of the Merger, be a duly established Separate Account of the Surviving Corporation as though it had been originally established by the Surviving Corporation. The Surviving Corporation shall be responsible for all I the liabilities and obligations of each of the Constituent Corporations so merged in the same manner and to the same extent as if such Surviving Corporation had itself incurred the same or contracted therefor; but the rights of the creditors of any of the Constituent Corporations, or of any persons dealing with such Constituent Corporations, shall not be impaired by the Merger, and any claim existing or action or proceeding pending by or against any of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving. Corporation may be proceeded against or substituted in AEL's place. No liens upon the property of the Constituent Corporations so merged shall be impaired by the Merger, but such liens shall be limited to the property upon which they were liens immediately prior to the effective time of the Merger.

b. AEL as a Constituent Corporation, pursuant to the Indiana Insurance Code and the Minnesota Insurance Code, shall cease to exist, and its property and obligations shall become the property and obligations of IDS Life as the Surviving Corporation.

2.Name and State of Domicile of Surviving Corporation. Simultaneously with the effectiveness of the Merger, the Articles of Incorporation of the Surviving Corporation shall be amended to change the name of the Surviving Corporation to "RiverSource Life Insurance Company" and the state of domicile shall remain the state of Minnesota.

3.Articles of Incorporation; Bylaws. The Articles of Incorporation of IDS Life and the Bylaws of IDS Life, in effect on the effective date of the Merger and each as amended to reflect the Surviving Corporation's name change to "RiverSource Life Insurance Company," shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

4.Directors. The members of the Board of Directors of IDS Life in office on the effective date of the Merger shall be the members of the Board of Directors of the Surviving Corporation until their successors are duly elected and qualified under the Bylaws of the Surviving Corporation.

5.Officers. The officers of IDS Life in office on the effective date of the Merger shall be the officers of the surviving Corporation until their successors are duly elected and qualified under the Bylaws of the Surviving Corporation.

6.Coroorate Acts and Plans. All corporate acts, plans, policies, resolutions, approvals and authorizations of the shareholders, Board of Directors, committees elected or appointed by the Board of Directors, officer and agents of AEL, which were valid and effective immediately prior to the effective date of the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approval, and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to AEL.

7.Shares of Surviving Corporation. Each share of the common stock of IDS Life issued and outstanding on the effective date of the Merger shall thereupon, without further action, be one share of the common stock of the Surviving Corporation, without the issuance or exchange of new shares or share certificates, and no additional shares of the Surviving Corporation shall be issued in connection with the Merger.

8.Cancellation of AEL Shares. All of the common stock of AEL issued and outstanding immediately prior to the effective date of the Merger, such shares being owned in their entirety by IDS Life, and all rights in respect thereof, shall be cancelled forthwith on the effective date of

I I

the Merger, and the certificates representing such shares shall be surrendered and cancelled, and no shares of the Surviving Corporation shall be issued in lieu thereof.

9.Approvals. To the extent necessary and not previously obtained, this Agreement shall be submitted for adoption or approval to (1) the sole shareholder of AEL, (2) the sole shareholder of IDS Life, (3) the Minnesota Commissioner of Commerce, (4) the Insurance Commissioner for the State of Indiana, and (5) the insurance regulatory authorities of other states, if any, which may require such submission. If and when all silich required adoptions and approvals are obtained, the officers of each of the Constituent Corporations shall, and are hereby authorized and directed to, perform all such further acts, and execute and deliver to the proper authorities for filing all documents, as may be necessary or proper to render the Merger effective.

10.Abandonment of Agreement. Notwithstanding any of the provisions of this Agreement, the Board of Directors of IDS Life, at any time before or after approval by the sole shareholder of either or both Constituent Corporations and prior to the effective date of the Merger herein contemplated, and for any reason it may deem sufficient and proper, shall have the power and authority to abandon and refrain from making effective the contemplated Merger as set forth herein; in which case this Agreement shall thereby be cancelled and become null and void.

11.Choice of Laws. This Agreement shall be construed and interpreted in accordance with,

and governed by, the laws of the State of Minnesota and, as applicable, the laws of the State of Indiana as the same affect the Merger.

12.Amendment. Anything in this Agreement or elsewhere to the contrary notwithstanding, to the extent permitted by law this Agreement may be amended, supplemented, or interpreted at

II

any time by action taken by the respective Boards of Directors of the Constituent Companies, and, in the case of an interpretation, the actions of such Boards of Directors shall be binding.

13.Expenses. The Surviving Corporation shall pay all expenses of the parties incurred in connection with the Merger.

14.Execution and Delivery of Necessary Instruments. From time to time, as and when requested by the Surviving Corporation or by its successors or assigns, AEL shall execute and deliver or cause to be executed and delivered all such other instruments and shall take or cause to be taken all such further or other actions as the Surviving Corporation, or its successors or assigns, may deem necessary or desirable in order to vest and confirm to the Surviving Corporation and its successors and assigns, title to and possession of all the property, rights, privileges, powers and franchises referred to herein and to otherwise carry out the intent and purpose of this Agreement. From time to time, as and when it deems necessary, the Surviving Corporation shall execute and deliver or cause to be executed and delivered all such other instruments, and shall take or cause to be taken all such further or other actions, as are 'necessary or desirable in order to assume or otherwise comply with the outstanding debts, duties or other obligations of AEL.

15.Effective Date and Time. The effective date and time for the Merger contemplated herein shall be at 11:59 P.M., Central Time, on December 31, 2006.

[Signature page follows]

4 I . -

IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement to be executed in their corporate names by their respective officers as of the date set forth first above.

IDS LIFE INSURANCE COMPANY

By:

Timothy V. Bechtold, President

ATTEST:

Thomas R. Moore, Secredry

AMERICAN ENTERPRISE LIFE

INSURANCE COMPANY

By: A*._C'(,

Gumer C. Alvero, President

7

Thomas R. Moore,Secre(ary 4

The foregoing Articles of Merger of American Enterprise Life Insurance Company into IDS Life Insurance Company, (to be renamed RiverSource Life Insur9ne Company on December 31, 2006), are hereby approved this -" day of , 2006. The effective date of the Merger is December 31, 2006, as provided in ace iftic1es of Merger.

By:4,

K7A M. Murphy U

D puty Commissioner

Minnesota Department of Commerce

0•

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

1, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this (1k' day of _, 2006, personally appeared before me Timothy V. Bechtold and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of IDS Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

Notary Public

My Commission Expires:

q,\ 31-vc

-Notary Pubt%c

tiflfl3110

ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

I, the undersigned, a Notary Public, within and for the county and State aforesaid, do hereby certify that on this fl'day of vp.i-C)-- , 2006, personally appeared before me Gumer C. Alvero and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of American Enterprise Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.

Notary Public

My Commission Expires:

r' 3f?	LISA =
oter Public
MInnesots
9366204	WE OF MINNESOTA
DEpARTMENT OF STATE
FILED
JUL12003
Page 8 of 8	Secretary of State

IllllJIlII1JI1OI1J1J

26062520002

MINNESOTA SECRETARY OF STATE

NOTICE OF CHANGE OF

REGISTERED OFFICE/REGISTERED AGENT

Read the instructions before completing this form.

I.Entity Name:

RiverSource Life Insurance Company

Registered Office Address: List a complete street address or rural route and rural route box number. (A post office box by itself is not acceptable)

100 South Fifth Street, Suite 1075		Minneapolis	MN	55402
Street	City
			State	Zip Code

Registered Agent (Registered agents are required for foreign entities, but optional for Minnesota entities):

C T Corporation System Inc.

If you do not wish to designate an agent, you must list "NONE" in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 308B, 317A.123 or 322B.135,

I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had

signed this notice under oath.	I....
		Signature—of A		NOV 28 2001

Name & Telephone Number of a Contact Person:				Secretary of State
Summer PaVon		6 12	852-1287
Name	please print legibly			Telephone

Filing. Fee payable to the MN Secretary of State

Profit Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00.

Minnesota Nonprofit Corporations: No $35.00 fee is due, unless you are adding, removing or changing the agent.

Non-Minnesota Corporations: $50.00.

MJ0l I - 05/3 /2007 CI Sv,,,o, 0,1/,,

STATE OF MINNESOTA

DEPARTMENT OF STATE

DATED 5/7/12

Mark Ritchie

Secretary of State

By

STATE OF MINNESOTA

DEPARTMENT OF STATE

I hereby certify that this is a true and complete copy of the document as h ed for record in this office.

DATEDc/'1

Utte